UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

WINDSTREAM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	0-54360	98-0178621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

819 Buckeye Street

North Vernon, Indiana 47265

(Address of Principal Executive Offices)

(812) 953-1481

Registrant’s telephone number, including area code

WINDAUS GLOBAL ENERGY, INC.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On March 24, 2014, Windaus Global Energy, Inc. (the “Company”) filed an Articles of Amendment (the “Articles of Amendment”) with the Secretary of State of the State of Wyoming effecting a name change of the Company to WindStream Technologies, Inc. (the “Name Change”). The Company has notified the Financial Industry Regulatory Authority (“FINRA”) of the Name Change and new trading symbol, “WSTI” has been assigned effective March 27, 2014. The new CUSIP number for the Company’s common stock is 97382J102.

A copy of the Articles of Amendment are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Articles of Amendment Windaus Global Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WindStream Technologies, Inc.

Date: March 26, 2014	By:	/s/ Daniel Bates
	Name:	Daniel Bates
	Title:	Chief Executive Officer